Sales and advertising expense	12 Months Ended
Dec. 31, 2023
Sales and advertising expense
Sales and advertising expense
25 Sales and advertising expense
Sales and advertising expense is comprised of the following:

	For the year ended December 31,
In thousands of USD	2021(1)	2022(1)	2023
Staff costs	9,305	9,916	6,755
Advertising campaigns	62,016	54,123	12,867
Selling expenses	2,329	2,820	1,836
Sales and advertising expense	73,650	66,859	21,458
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(1)Re-presented for discontinued operations. See Note 6.
Sales and advertising expense decreased by 67.9% from USD 66.9 million in 2022 to USD 21.5 million in 2023, mostly as a result of a significant reduction in marketing expenditure in 2023 compared to 2022, as the Group brought more discipline to marketing spending.